Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director of Great Plains Energy Incorporated, a Missouri corporation, does hereby constitute and appoint Michael J. Chesser or Jeanie Sell Latz, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K; and any amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 3rd day of February 2004.

/s/David L. Bodde

David L. Bodde

STATE OF MISSOURI	)
	)	ss
COUNTY OF JACKSON	)

          On this 3rd day of February 2004, before me the undersigned, a Notary Public, personally appeared David L. Bodde, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he/she executed the same as his/her free act and deed.

          IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/Jacquetta L. Hartman

Notary Public

My Commission Expires:

April 8, 2004

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director of Great Plains Energy Incorporated, a Missouri corporation, does hereby constitute and appoint Michael J. Chesser or Jeanie Sell Latz, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K; and any amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 3rd day of February 2004.

/s/Michael J. Chesser

Michael J. Chesser

STATE OF MISSOURI	)
	)	ss
COUNTY OF JACKSON	)

          On this 3rd day of February 2004, before me the undersigned, a Notary Public, personally appeared Michael J. Chesser, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he/she executed the same as his/her free act and deed.

          IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/Jacquetta L. Hartman

Notary Public

My Commission Expires:

April 8, 2004

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director of Great Plains Energy Incorporated, a Missouri corporation, does hereby constitute and appoint Michael J. Chesser or Jeanie Sell Latz, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K; and any amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 3rd day of February 2004.

/s/William H. Downey

William H. Downey

STATE OF MISSOURI	)
	)	ss
COUNTY OF JACKSON	)

          On this 3rd day of February 2004, before me the undersigned, a Notary Public, personally appeared William H. Downey, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he/she executed the same as his/her free act and deed.

          IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/Jacquetta L. Hartman

Notary Public

My Commission Expires:

April 8, 2004

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director of Great Plains Energy Incorporated, a Missouri corporation, does hereby constitute and appoint Michael J. Chesser or Jeanie Sell Latz, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K; and any amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 3rd day of February 2004.

/s/Mark A. Ernst

Mark A. Ernst

STATE OF MISSOURI	)
	)	ss
COUNTY OF JACKSON	)

          On this 3rd day of February 2004, before me the undersigned, a Notary Public, personally appeared Mark A. Ernst, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he/she executed the same as his/her free act and deed.

          IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/Jacquetta L. Hartman

Notary Public

My Commission Expires:

April 8, 2004

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director of Great Plains Energy Incorporated, a Missouri corporation, does hereby constitute and appoint Michael J. Chesser or Jeanie Sell Latz, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K; and any amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 3rd day of February 2004.

/s/Randall C. Ferguson, Jr.

Randall C. Ferguson, Jr.

STATE OF MISSOURI	)
	)	ss
COUNTY OF JACKSON	)

          On this 3rd day of February 2004, before me the undersigned, a Notary Public, personally appeared Randall C. Ferguson, Jr., to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he/she executed the same as his/her free act and deed.

          IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/Jacquetta L. Hartman

Notary Public

My Commission Expires:

April 8, 2004

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director of Great Plains Energy Incorporated, a Missouri corporation, does hereby constitute and appoint Michael J. Chesser or Jeanie Sell Latz, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K; and any amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 3rd day of February 2004.

/s/William K. Hall

William K. Hall

STATE OF MISSOURI	)
	)	ss
COUNTY OF JACKSON	)

          On this 3rd day of February 2004, before me the undersigned, a Notary Public, personally appeared William K. Hall, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he/she executed the same as his/her free act and deed.

          IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/Jacquetta L. Hartman

Notary Public

My Commission Expires:

April 8, 2004

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director of Great Plains Energy Incorporated, a Missouri corporation, does hereby constitute and appoint Michael J. Chesser or Jeanie Sell Latz, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K; and any amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 3rd day of February 2004.

/s/Luis A. Jimenez

Luis A. Jimenez

STATE OF MISSOURI	)
	)	ss
COUNTY OF JACKSON	)

          On this 3rd day of February 2004, before me the undersigned, a Notary Public, personally appeared Luis A. Jimenez, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he/she executed the same as his/her free act and deed.

          IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/Jacquetta L. Hartman

Notary Public

My Commission Expires:

April 8, 2004

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director of Great Plains Energy Incorporated, a Missouri corporation, does hereby constitute and appoint Michael J. Chesser or Jeanie Sell Latz, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K; and any amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 3rd day of February 2004.

/s/James A. Mitchell

James A. Mitchell

STATE OF MISSOURI	)
	)	ss
COUNTY OF JACKSON	)

          On this 3rd day of February 2004, before me the undersigned, a Notary Public, personally appeared James A. Mitchell, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he/she executed the same as his/her free act and deed.

          IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/Jacquetta L. Hartman

Notary Public

My Commission Expires:

April 8, 2004

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director of Great Plains Energy Incorporated, a Missouri corporation, does hereby constitute and appoint Michael J. Chesser or Jeanie Sell Latz, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K; and any amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 3rd day of February 2004.

/s/William C. Nelson

William C. Nelson

STATE OF MISSOURI	)
	)	ss
COUNTY OF JACKSON	)

          On this 3rd day of February 2004, before me the undersigned, a Notary Public, personally appeared William C. Nelson, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he/she executed the same as his/her free act and deed.

          IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/Jacquetta L. Hartman

Notary Public

My Commission Expires:

April 8, 2004

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director of Great Plains Energy Incorporated, a Missouri corporation, does hereby constitute and appoint Michael J. Chesser or Jeanie Sell Latz, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K; and any amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 3rd day of February 2004.

/s/Linda H. Talbott

Linda H. Talbott

STATE OF MISSOURI	)
	)	ss
COUNTY OF JACKSON	)

          On this 3rd day of February 2004, before me the undersigned, a Notary Public, personally appeared Linda H. Talbott, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he/she executed the same as his/her free act and deed.

          IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/Jacquetta L. Hartman

Notary Public

My Commission Expires:

April 8, 2004

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director of Great Plains Energy Incorporated, a Missouri corporation, does hereby constitute and appoint Michael J. Chesser or Jeanie Sell Latz, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K; and any amendments thereto, hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal this 3rd day of February 2004.

/s/Robert H. West

Robert H. West

STATE OF MISSOURI	)
	)	ss
COUNTY OF JACKSON	)

          On this 3rd day of February 2004, before me the undersigned, a Notary Public, personally appeared Robert H. West, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he/she executed the same as his/her free act and deed.

          IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/Jacquetta L. Hartman

Notary Public

My Commission Expires:

April 8, 2004